INTEGER

Historical Pro Forma Information

2014 Total Year

First Three Quarters of 2015

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, including the measures provided in this presentation, to describe its operating results as well as the pro forma effect of the recent merger. Our management team believes that the presentation of these measures provides useful information to investors and that these measures may assist investors in evaluating the Company's operations period over period. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Assumptions

- The following slides present pro forma results as if the Greatbatch acquisition of Lake Region Medical occurred at the beginning of Fiscal Year 2014.
- We have estimated the impact to depreciation, amortization, interest and taxes based on the preliminary purchase price allocation, which is subject to change, and could differ materially from the final purchase price allocation.
- Pro forma financial statements exclude the results of QiG Group (Nuvectra) which is expected to be spun-off in Q1 2016.
- The 2014 pro forma financial statements were adjusted to include the full year impact of Accellent's Lake Region Medical acquisition in March 2014.
- Pro forma net income and Adjusted EPS were computed using a 32.4% effective tax rate for Lake Region merger and related adjustments and 35% for financing and Nuvectra adjustments. These rates were computed by applying the statutory tax rates of the relevant jurisdictions to the estimated preliminary pro forma adjustments for those jurisdictions. These rates do not reflect our effective tax rate, which include other items and may be significantly different than the rates assumed for purposes of preparing the pro forma financial statements for a variety of factors.

Assumptions (con't)

- Pro forma financial statements have not been adjusted for expected synergies of $25 million in year one and up to at least $60 million after three years.
- Pro forma interest expense was computed using a 5.7% weighted average interest rate.
- These pro forma financial statements will not agree to the 8-K/A pro forma financial statements filed by the Company in connection with the Lake Region Medical acquisition as those statements do not adjust for the spin-off of Nuvectra or the results of Lake Region Medical prior to being acquired in March 2014 by Accellent.

INTEGER

Product Mapping: Prior vs New View



Greatbatch Medical
Lake Region Medical
New Greatbatch, Inc.
Orthopaedic
Advanced Surgical
Advanced Surgical, Orthopaedics, and Portable Medical
Portable Medical
Vascular
Cardio and Vascular
Cardio and Vascular
Cardiac/Neuromodulation
QiG
Cardiac/Neuromodulation
Elimination of Intersegment Sales
Energy, Military, Environmental
Electrochem
Elimination of Intersegment Sales
Elimination of Intersegment Sales

Greatbatch Medical
Lake Region Medical
ELECTROCHEM

Greatbatch Medical Revenue-Recast*

Segment	FY 2014	Q1 2015	Q2 2015	Q3 2015
Advanced Surgical, Orthopaedics, and Portable Medical	$439,558	$105,773	$108,830	$98,763
Cardio and Vascular	563,852	138,084	144,710	146,853
Cardiac/Neuromodulation	395,394	98,866	109,157	93,849
Electrochem	81,757	17,710	16,545	11,977
Elimination of intersegment sales	(11,613)	(2,566)	(2,325)	(3,022)
Total Net Sales	$1,468,948	$357,867	$376,917	$348,420

*Product line sales have been recast to reflect the reclassification of Greatbatch, Inc. and Lake Region net sales from the historical product lines to the product line associated with those revenues that will be utilized for future revenue reporting. As a result of the Lake Region Medical acquisition and proposed Spin-off, we are reevaluating our operating and reporting segments which may or may not differ from the product line presentation shown above.

INTEGER

Pro Forma Income Statement

Summary by Period

(in thousands, except per share data)		YTD 2014	Q1 2015	Q2 2015	Q3 2015
Sales	$	1,468,948	$ 357,867	$ 376,917	$ 348,420
Cost of sales		1,090,580	259,660	270,470	250,073
Gross profit		378,368	98,207	106,447	98,347
Operating expenses:					
Selling, general and administrative expenses		173,657	44,510	46,770	41,727
Research, development and engineering costs, net		43,119	11,751	11,390	12,883
Other operating expenses, net		59,965	11,834	13,190	19,152
Total operating expenses		276,741	68,095	71,350	73,762
Operating income		101,627	30,112	35,097	24,585
Interest expense		108,024	26,853	26,787	31,506
Gain on cost and equity method investments		(4,370)	(498)	(42)	(4,579)
Loss on debt extinguishment		53,421	-	-	-
Other (income) expense, net		62	(1,148)	340	3,541
Income (loss) before provision (benefit) for income taxes		(55,510)	4,905	8,012	(5,883)
Provision (benefit) for income taxes		(33,448)	356	(713)	(1,240)
Net Income (loss)	$	(22,062)	$ 4,549	$ 8,725	$ (4,643)
Earnings (loss) per share:					
Basic	$	(0.74)	$ 0.15	$ 0.29	$ (0.15)
Diluted	$	(0.74)	$ 0.15	$ 0.28	$ (0.15)
Weighted average shares outstanding:					
Basic		29,805	30,244	30,453	30,516
Diluted		29,805	31,259	31,353	30,516

Combined EBITDA, As Adjusted

Summary by Period

	YTD 2014	Q1 2015	Q2 2015	Q3 2015
Net income (loss)	$ (22,062)	$ 4,549	$ 8,725	$ (4,643)
Interest expense	108,024	26,853	26,787	31,506
Provision for income taxes	(33,448)	356	(713)	(1,240)
Depreciation and amortization	95,649	25,619	25,624	24,970
Reported EBITDA	**148,163**	**57,377**	**60,423**	**50,593**
Reconciling items impacting EBITDA				
Inventory stepup amortization	29,523	-	-	-
IP related litigation	2,502	700	1,459	1,127
Stock-based compensation	14,542	2,632	4,719	3,774
Impairment of intangible assets and goodwill	26,800	-	-	-
Consolidation and optimization	17,030	9,204	10,272	9,047
Acquisition and integration	11,665	1,832	1,802	6,805
Asset dispositions, severance and other	4,470	798	1,116	3,300
Loss on debt extinguishment	53,421	-	-	-
Noncash loss (gain) on cost and equity method investments	(1,190)	(498)	(42)	(1,178)
EBITDA, as adjusted	**$ 306,926**	**$ 72,045**	**$ 79,749**	**$ 73,468**

INTEGER

Combined EPS, As Adjusted

Summary by Period

	YTD 2014 Combined Net Income	YTD 2014 Per Share	Q1 2015 Combined Net Income	Q1 2015 Per Share	Q2 2015 Combined Net Income	Q2 2015 Per Share	Q3 2015 Combined Net Income	Q3 2015 Per Share
Net income (loss) as reported	$ (22,062)	$ (0.71)	$ 4,549	$ 0.15	$ 8,725	$ 0.28	$ (4,643)	$ (0.15)
Adjustments:								
Inventory stepup amortization (COS)	19,977	0.64	-	-	-	-	-	-
IP related litigation	1,626	0.05	455	0.01	948	0.03	733	0.02
Amortization of intangibles	28,040	0.90	8,211	0.26	8,204	0.26	8,115	0.26
Impairment of intangible assets and goodwill	18,117	0.58	-	-	-	-	-	-
Consolidation and optimization (OOE)	10,516	0.34	6,930	0.22	7,865	0.25	6,934	0.22
Acquisition and integration (OOE)	7,945	0.26	1,240	0.04	1,222	0.04	5,929	0.19
Asset dispositions, severance and other (OOE)	3,711	0.12	548	0.02	720	0.02	2,557	0.08
Lake Region Medical transaction costs (interest)	-	-	-	-	-	-	3,112	0.10
R&D tax credit	-	-	430	0.01	430	0.01	430	0.01
Loss on debt extinguishment	34,724	1.12	-	-	-	-	-	-
Loss (gain) on cost and equity method investments, net	(2,841)	(0.09)	(324)	(0.01)	(27)	-	(2,976)	(0.09)
Adjusted net income and dilutive EPS	$ 99,753	$ 3.22	$ 22,039	$ 0.71	$ 28,087	$ 0.90	$ 20,191	$ 0.64
Adjusted diluted weighted average shares [(1)]	31,015		31,259		31,353		31,481	

[(1)] *During periods of Net Income (as adjusted for the above reconciling items), weighted average shares includes dilutive impact for purposes of Pro Forma EPS calculation.*

[(2)] *The per share data in this table has been rounded to the nearest $0.01 and therefore may not sum to the total.*

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

INTEGER

Pro Forma Revenue*

FY 2014

Product Line	Greatbatch, Recast	Lake Region Medical, Recast	Reclassification Adjustment	Nuvectra Revenue Divested	Pro Forma Adjustments	Combined Pro Forma Revenue
Advanced Surgical, Orthopaedics, and Portable Medical	$216,339	$223,219	$ -	$ -	$ -	$439,558
Cardio and Vascular	58,770	533,819	(68,169)	-	39,432	563,852
Cardiac/Neuromodulation	330,921	-	68,169	(3,696)	-	395,394
Electrochem	81,757	-	-	-	-	81,757
Elimination of intersegment sales	-	(4,774)	-	-	(6,839)	(11,613)
Total Net Sales	$687,787	$752,264	$ -	$(3,696)	$32,593	$1,468,948

*Product line sales have been recast to reflect the reclassification of Greatbatch, Inc. and Lake Region net sales from the historical product lines to the product line associated with those revenues that will be utilized for future revenue reporting. As a result of the Lake Region Medical acquisition and proposed Spin-off, we are reevaluating our operating and reporting segments which may or may not differ from the product line presentation shown above.

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

INTEGER

Pro Forma Revenue*

Q1 2015

Product Line	Greatbatch, Recast	Lake Region Medical, Recast	Reclassification Adjustment	Nuvectra Revenue Divested	Pro Forma Adjustments	Combined Pro Forma Revenue
Advanced Surgical, Orthopaedics, and Portable Medical	$ 52,638	$ 53,135	$ -	$ -	$ -	$ 105,773
Cardio and Vascular	10,356	146,528	(18,800)	-	-	138,084
Cardiac/Neuromodulation	80,616	-	18,800	(550)	-	98,866
Electrochem	17,710	-	-	-	-	17,710
Elimination of intersegment sales	-	(1,385)	-	-	(1,181)	(2,566)
Total Net Sales	$ 161,320	$ 198,278	$ -	$ (550)	$ (1,181)	$ 357,867

*Product line sales have been recast to reflect the reclassification of Greatbatch, Inc. and Lake Region net sales from the historical product lines to the product line associated with those revenues that will be utilized for future revenue reporting. As a result of the Lake Region Medical acquisition and proposed Spin-off, we are reevaluating our operating and reporting segments which may or may not differ from the product line presentation shown above.

INTEGER

Pro Forma Revenue*

Q2 2015

Product Line	Greatbatch, Recast	Lake Region Medical, Recast	Reclassification Adjustment	Nuvectra Revenue Divested	Pro Forma Adjustments	Combined Pro Forma Revenue
Advanced Surgical, Orthopaedics, and Portable Medical	$53,181	$55,649	$ -	$ -	$ -	$108,830
Cardio and Vascular	12,907	149,720	(17,917)	-	-	144,710
Cardiac/Neuromodulation	92,257	-	17,917	(1,017)	-	109,157
Electrochem	16,545	-	-	-	-	16,545
Elimination of intersegment sales	-	(1,077)	-	-	(1,248)	(2,325)
Total Net Sales	**$174,890**	**$204,292**	**$ -**	**$(1,017)**	**$(1,248)**	**$376,917**

*Product line sales have been recast to reflect the reclassification of Greatbatch, Inc. and Lake Region net sales from the historical product lines to the product line associated with those revenues that will be utilized for future revenue reporting. As a result of the Lake Region Medical acquisition and proposed Spin-off, we are reevaluating our operating and reporting segments which may or may not differ from the product line presentation shown above.

INTEGER

Pro Forma Revenue*

Q3 2015

Product Line	Greatbatch, Recast	Lake Region Medical, Recast	Reclassification Adjustment	Nuvectra Revenue Divested	Pro Forma Adjustments	Combined Pro Forma Revenue
Advanced Surgical, Orthopaedics, and Portable Medical	$44,976	$53,787	$ -	$ -	$ -	$98,763
Cardio and Vascular	14,107	152,159	(19,413)	-	-	146,853
Cardiac/Neuromodulation	75,577	-	19,413	(1,141)	-	93,849
Electrochem	11,977	-	-	-	-	11,977
Elimination of intersegment sales	-	(1,369)	-	-	(1,653)	(3,022)
Total Net Sales	**$146,637**	**$204,577**	**$ -**	**$(1,141)**	**$(1,653)**	**$348,420**

*Product line sales have been recast to reflect the reclassification of Greatbatch, Inc. and Lake Region net sales from the historical product lines to the product line associated with those revenues that will be utilized for future revenue reporting. As a result of the Lake Region Medical acquisition and proposed Spin-off, we are reevaluating our operating and reporting segments which may or may not differ from the product line presentation shown above.

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

Pro Forma Income Statement

FY 2014

(in thousands, except per share data)	Greatbatch, Inc. Historical	Lake Region Adjusted Historical	LRM Reclassifications (1)	Merger and Related Pro Forma Adjustments (2)	Financing and Related Pro Forma Adjustments (3)	Greatbatch, Inc. Pro Forma Combined	Nuvectra Pro Forma Adjustments (4)	Greatbatch, Inc. Post Spin-Off Pro Forma Combined
	A	B	C	D	E	F=A+B+C+D+E	G	F+G
Sales	$ 687,787	$ 752,264	$ -	$ 32,593	$ -	$ 1,472,644	$ (3,696)	$ 1,468,948
Cost of sales	456,389	573,616	(1,695)	64,039	-	1,092,349	(1,769)	1,090,580
Gross profit (loss)	231,398	178,648	1,695	(31,446)	-	380,295	(1,927)	378,368
Operating expenses:								
Selling, general and administrative expenses	90,602	82,676	(13,086)	20,169	-	180,361	(6,704)	173,657
Research, development and engineering costs, net	49,845	8,763	(4)	1,087	-	59,691	(16,572)	43,119
Other operating expenses, net	15,297	55,017	14,785	(25,039)	-	60,060	(95)	59,965
Total operating expenses	155,744	146,456	1,695	(3,783)	-	300,112	(23,371)	276,741
Operating income (loss)	75,654	32,192	-	(27,663)	-	80,183	21,444	101,627
Interest expense	4,252	63,096	-	56	40,620	108,024	-	108,024
Gain on cost and equity method investments	(4,370)	-	-	-	-	(4,370)	-	(4,370)
Loss on debt extinguishment	-	53,421	-	-	-	53,421	-	53,421
Other (income) expense, net	(807)	887	-	(18)	-	62	-	62
Income (loss) before provision (benefit) for income taxes	76,579	(85,212)	-	(27,701)	(40,620)	(76,954)	21,444	(55,510)
Provision (benefit) for income taxes	21,121	(38,882)	-	(8,975)	(14,217)	(40,953)	7,505	(33,448)
Net Income (loss)	$ 55,458	$ (46,330)	$ -	$ (18,726)	$ (26,403)	$ (36,001)	$ 13,939	$ (22,062)
Earnings (loss) per share:								
Basic	$ 2.23					$ (1.21)		$ (0.74)
Diluted	$ 2.14					$ (1.21)		$ (0.74)
Weighted average shares outstanding:								
Basic	24,825			4,980		29,805		29,805
Diluted	25,975			4,980		29,805		29,805

1 Certain reclassifications have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments reclassify certain items from Cost of Sales, SG&A, and R&D to Other Operating Expenses.

2 These adjustments reflect preliminary pro forma adjustments as a result of the acquisition of Lake Region Medical including preliminary step-ups to inventory, PP&E, and intangible assets and elimination of intercompany sales between Lake Region and Greatbatch. Additionally, amounts include the pro forma impact of the former Lake Region Medical acquired by Accellent in March 2014.

3 Pro Forma adjustments related to refinancing debt agreements as a result of the acquisition of Lake Region Medical.

4 In presenting pro forma financial statements for all applicable periods, the Company excluded the balances associated with the planned spin-off of QiG Group (Nuvectra).

INTEGER

Pro Forma Income Statement

Q1 2015

(In thousands, except per share data)	Greatbatch, Inc. Historical	Lake Region Adjusted Historical	LRM Reclassifications (1)	Merger and Related Pro Forma Adjustments (2)	Financing and Related Pro Forma Adjustments (3)	Greatbatch, Inc. Pro Forma Combined	Nuvectra Pro Forma Adjustments (4)	Greatbatch, Inc. Post Spin-Off Pro Forma Combined
	A	B	C	D	E	F=A+B+C+D+E	G	F+G
Sales	$ 161,320	$ 198,278	$ -	$ (1,181)	$ -	$ 358,417	$ (550)	$ 357,867
Cost of sales	108,922	149,165	(1,366)	3,321	-	260,042	(382)	259,660
Gross profit (loss)	52,398	49,113	1,366	(4,502)	-	98,375	(168)	98,207
Operating expenses:								
Selling, general and administrative expenses	22,609	20,473	(1,855)	5,501	-	46,728	(2,218)	44,510
Research, development and engineering costs, net	12,545	2,238	-	7	-	14,790	(3,039)	11,751
Other operating expenses, net	7,855	6,868	3,221	(5,686)	-	12,258	(424)	11,834
Total operating expenses	43,009	29,579	1,366	(178)	-	73,776	(5,681)	68,095
Operating income (loss)	9,389	19,534	-	(4,324)	-	24,599	5,513	30,112
Interest expense	1,120	14,721	-	-	11,012	26,853	-	26,853
Gain on cost and equity method investments	(498)	-	-	-	-	(498)	-	(498)
Other (income) expense, net	(1,053)	(95)	-	-	-	(1,148)	-	(1,148)
Income (loss) before provision (benefit) for income taxes	9,820	4,908	-	(4,324)	(11,012)	(608)	5,513	4,905
Provision (benefit) for income taxes	1,812	1,869	-	(1,401)	(3,854)	(1,574)	1,930	356
Net Income (loss)	$ 8,008	$ 3,039	$ -	$ (2,923)	$ (7,158)	$ 966	$ 3,583	$ 4,549
Earnings (loss) per share:								
Basic	$ 0.32					$ 0.03		$ 0.15
Diluted	$ 0.31					$ 0.03		$ 0.15
Weighted average shares outstanding:								
Basic	25,264			4,980		30,244		30,244
Diluted	26,219			5,040		31,259		31,259

1 Certain reclassifications have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments reclassify certain items from Cost of Sales, SG&A, and R&D to Other Operating Expenses.

2 These adjustments reflect preliminary pro forma adjustments as a result of the acquisition of Lake Region Medical including preliminary step-ups to inventory, PP&E, and intangible assets and elimination of intercompany sales between Lake Region and Greatbatch.

3 Pro Forma adjustments related to refinancing debt agreements as a result of the acquisition of Lake Region Medical.

4 In presenting pro forma financial statements for all applicable periods, the Company excluded the balances associated with the planned spin-off of QiG Group (Nuvectra).

INTEGER

Pro Forma Income Statement

Q2 2015

(in thousands, except per share data)	Greatbatch, Inc. Historical	Lake Region Adjusted Historical	LRM Reclassifications (1)	Merger and Related Pro Forma Adjustments (2)	Financing and Related Pro Forma Adjustments (3)	Greatbatch, Inc. Pro Forma Combined	Nuvectra Pro Forma Adjustments (4)	Greatbatch, Inc. Post Spin-Off Pro Forma Combined
	A	B	C	D	E	F=A+B+C+D+E	G	F+G
Sales	$ 174,890	$ 204,292	$ -	$ (1,248)	$ -	$ 377,934	$ (1,017)	$ 376,917
Cost of sales	116,939	152,518	(1,736)	3,200	-	270,921	(451)	270,470
Gross profit (loss)	57,951	51,774	1,736	(4,448)	-	107,013	(566)	106,447
Operating expenses:								
Selling, general and administrative expenses	24,104	21,964	(2,734)	5,494	-	48,828	(2,058)	46,770
Research, development and engineering costs, net	13,063	3,015	(73)	7	-	16,042	(4,652)	11,390
Other operating expenses, net	7,750	6,317	4,543	(5,386)	-	13,224	(34)	13,190
Total operating expenses	44,917	31,326	1,736	115	-	78,094	(6,744)	71,350
Operating income (loss)	13,034	20,448	-	(4,563)	-	28,919	6,178	35,097
Interest expense	1,206	14,943	-	-	10,638	26,787	-	26,787
Gain on cost and equity method investments	(42)	-	-	-	-	(42)	-	(42)
Other (income) expense, net	(65)	405	-	-	-	340	-	340
Income (loss) before provision (benefit) for income taxes	11,935	5,100	-	(4,563)	(10,638)	1,834	6,178	8,012
Provision (benefit) for income taxes	2,652	(326)	-	(1,478)	(3,723)	(2,875)	2,162	(713)
Net Income (loss)	$ 9,283	$ 5,426	$ -	$ (3,085)	$ (6,915)	$ 4,709	$ 4,016	$ 8,725
Earnings (loss) per share:								
Basic	$ 0.36					$ 0.15		$ 0.29
Diluted	$ 0.35					$ 0.15		$ 0.28
Weighted average shares outstanding:								
Basic	25,473			4,980		30,453		30,453
Diluted	26,313			5,040		31,353		31,353

1 Certain reclassifications have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments reclassify certain items from Cost of Sales, SG&A, and R&D to Other Operating Expenses.

2 These adjustments reflect preliminary pro forma adjustments as a result of the acquisition of Lake Region Medical including preliminary step-ups to inventory, PP&E, and intangible assets and elimination of intercompany sales between Lake Region and Greatbatch.

3 Pro Forma adjustments related to refinancing debt agreements as a result of the acquisition of Lake Region Medical.

4 In presenting pro forma financial statements for all applicable periods, the Company excluded the balances associated with the planned spin-off of QiG Group (Nuvectra).

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

Pro Forma Income Statement

Q3 2015

(in thousands, except per share data)	Greatbatch, Inc. Historical	Lake Region Adjusted Historical	LRM Reclassifications (1)	Merger and Related Pro Forma Adjustments (2)	Financing and Related Pro Forma Adjustments (3)	Greatbatch, Inc. Pro Forma Combined	Nuvectra Pro Forma Adjustments (4)	Greatbatch, Inc. Post Spin-Off Pro Forma Combined
	A	B	C	D	E	F=A+B+C+D+E	G	F+G
Sales	$ 146,637	$ 204,577	$ -	$ (1,653)	$ -	$ 349,561	$ (1,141)	$ 348,420
Cost of sales	94,991	154,757	(2,004)	2,737	-	250,481	(408)	250,073
Gross profit (loss)	51,646	49,820	2,004	(4,390)	-	99,080	(733)	98,347
Operating expenses:								
Selling, general and administrative expenses	22,308	19,709	(1,864)	5,488	-	45,641	(3,914)	41,727
Research, development and engineering costs, net	14,299	2,630	(1)	6	-	16,934	(4,051)	12,883
Other operating expenses, net	13,844	6,697	3,869	(5,456)	-	18,954	198	19,152
Total operating expenses	50,451	29,036	2,004	38	-	81,529	(7,767)	73,762
Operating income (loss)	1,195	20,784	-	(4,428)	-	17,551	7,034	24,585
Interest expense	5,825	14,914	-	-	10,767	31,506	-	31,506
Gain on cost and equity method investments	(4,579)	-	-	-	-	(4,579)	-	(4,579)
Other (income) expense, net	(57)	3,598	-	-	-	3,541	-	3,541
Income (loss) before provision (benefit) for income taxes	6	2,272	-	(4,428)	(10,767)	(12,917)	7,034	(5,883)
Provision (benefit) for income taxes	(16)	1,518	-	(1,435)	(3,769)	(3,702)	2,462	(1,240)
Net Income (loss)	$ 22	$ 754	$ -	$ (2,993)	$ (6,998)	$ (9,215)	$ 4,572	$ (4,643)
Earnings (loss) per share:								
Basic	$ -					$ (0.30)		$ (0.15)
Diluted	$ -					$ (0.30)		$ (0.15)
Weighted average shares outstanding:								
Basic	25,536			4,980		30,516		30,516
Diluted	26,441			4,980		30,516		30,516

1 Certain reclassifications have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments reclassify certain items from Cost of Sales, SG&A, and R&D to Other Operating Expenses.

2 These adjustments reflect preliminary pro forma adjustments as a result of the acquisition of Lake Region Medical including preliminary step-ups to inventory, PP&E, and intangible assets and elimination of intercompany sales between Lake Region and Greatbatch.

3 Pro Forma adjustments related to refinancing debt agreements as a result of the acquisition of Lake Region Medical.

4 In presenting pro forma financial statements for all applicable periods, the Company excluded the balances associated with the planned spin-off of QiG Group (Nuvectra).

Combined EBITDA, As Adjusted

FY 2014

	Greatbatch, Inc.	Lake Region Medical (1)	Pro Forma Adjustment	Nuvectra	Combined Pro Forma
Net income (loss)	$ 55,458	$ (46,330)	$ (45,129)	$ 13,939	$ (22,062)
Interest expense	4,252	63,096	40,676	-	108,024
Provision for income taxes	21,121	(38,882)	(23,192)	7,505	(33,448)
Depreciation and amortization	37,197	50,803	8,710	(1,061)	95,649
Reported EBITDA	**118,028**	**28,687**	**(18,935)**	**20,383**	**148,163**
Reconciling items impacting EBITDA					
Inventory stepup amortization	260	6,263	23,000	-	29,523
IP related litigation	2,502	-	-	-	2,502
Stock-based compensation	12,893	1,649	-	-	14,542
Impairment of intangible assets and goodwill	-	26,800	-	-	26,800
Consolidation and optimization	11,188	5,842	-	-	17,030
Acquisition and integration	3	11,662		-	11,665
Asset dispositions, severance and other	4,106	459	-	(95)	4,470
Loss on debt extinguishment	-	53,421	-	-	53,421
Noncash loss (gain) on cost and equity method investments	(1,190)	-	-	-	(1,190)
EBITDA, as adjusted	**$ 147,790**	**$ 134,783**	**$ 4,065**	**$ 20,288**	**$ 306,926**

1 Certain adjustments have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments exclude certain items from adjusted EBITDA to conform to Greatbatch, Inc's methodology.

INTEGER

Combined EBITDA, As Adjusted

Q1 2015

	Greatbatch, Inc.	Lake Region Medical (1)	Pro Forma Adjustment	Nuvectra	Combined Pro Forma
Net income (loss)	$ 8,008	$ 3,039	$ (10,081)	$ 3,583	$ 4,549
Interest expense	1,120	14,721	11,012	-	26,853
Provision for income taxes	1,812	1,869	(5,255)	1,930	356
Depreciation and amortization	9,178	12,270	4,324	(153)	25,619
Reported EBITDA	**20,118**	**31,899**	**(0)**	**5,360**	**57,377**
Reconciling items impacting EBITDA					
Inventory stepup amortization	-	-	-	-	-
IP related litigation	700	-	-	-	700
Stock-based compensation	2,253	379	-	-	2,632
Impairment of intangible assets and goodwill	-	-	-	-	-
Consolidation and optimization	7,160	2,468	-	(424)	9,204
Acquisition and integration	66	1,766	-	-	1,832
Asset dispositions, severance and other	629	169	-	-	798
Loss on debt extinguishment	-	-	-	-	-
Noncash loss (gain) on cost and equity method investments	(498)	-	-	-	(498)
EBITDA, as adjusted	**$ 30,428**	**$ 36,681**	**$ (0)**	**$ 4,936**	**$ 72,045**

1 Certain adjustments have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments exclude certain items from adjusted EBITDA to conform to Greatbatch, Inc's methodology.

INTEGER

Combined EBITDA, As Adjusted

Q2 2015

		Greatbatch, Inc.		Lake Region Medical (1)		Pro Forma Adjustment		Nuvectra		Combined Pro Forma
Net income (loss)	$	9,283	$	5,426	$	(10,000)	$	4,016	$	8,725
Interest expense		1,206		14,943		10,638		-		26,787
Provision for income taxes		2,652		(326)		(5,201)		2,162		(713)
Depreciation and amortization		9,016		12,190		4,563		(145)		25,624
Reported EBITDA		**22,157**		**32,233**		**0**		**6,033**		**60,423**
Reconciling items impacting EBITDA										
Inventory stepup amortization		-		-		-		-		-
IP related litigation		1,459		-		-		-		1,459
Stock-based compensation		3,719		1,000		-		-		4,719
Impairment of intangible assets and goodwill		-		-		-		-		-
Consolidation and optimization		6,569		3,737		-		(34)		10,272
Acquisition and integration		98		1,704		-		-		1,802
Asset dispositions, severance and other		1,083		33		-		-		1,116
Loss on debt extinguishment				-		-		-		-
Noncash loss (gain) on cost and equity method investments		(42)		-		-		-		(42)
EBITDA, as adjusted	**$**	**35,043**	**$**	**38,707**	**$**	**0**	**$**	**5,999**	**$**	**79,749**

1 Certain adjustments have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments exclude certain items from adjusted EBITDA to conform to Greatbatch, Inc's methodology.

INTEGER

Combined EBITDA, As Adjusted

Q3 2015

	Greatbatch, Inc.	Lake Region Medical (1)	Pro Forma Adjustment	Nuvectra	Combined Pro Forma
Net income (loss)	$ 22	$ 754	$ (9,991)	$ 4,572	$ (4,643)
Interest expense	5,825	14,914	10,767	-	31,506
Provision for income taxes	(16)	1,518	(5,204)	2,462	(1,240)
Depreciation and amortization	8,747	11,934	4,428	(139)	24,970
Reported EBITDA	**14,578**	**29,120**	**(0)**	**6,895**	**50,593**
Reconciling items impacting EBITDA					
Inventory stepup amortization	-	-	-	-	-
IP related litigation	1,127	-	-	-	1,127
Stock-based compensation	3,027	747	-	-	3,774
Impairment of intangible assets and goodwill	-	-	-	-	-
Consolidation and optimization	5,473	3,376	-	198	9,047
Acquisition and integration	5,202	1,603	-	-	6,805
Asset dispositions, severance and other	3,169	131	-	-	3,300
Loss on debt extinguishment	-	-	-	-	-
Noncash loss (gain) on cost and equity method investments	(1,178)	-	-	-	(1,178)
EBITDA, as adjusted	**$ 31,398**	**$ 34,977**	**$ (0)**	**$ 7,093**	**$ 73,468**

1 Certain adjustments have been made to Lake Region Medical's historical statements to conform to Greatbatch, Inc's presentation. These adjustments exclude certain items from adjusted EBITDA to conform to Greatbatch, Inc's methodology.

Combined EPS, As Adjusted

FY 2014

	Greatbatch, Inc.	Lake Region Medical	Pro Forma Adjustment	Nuvectra	Combined Net Income	Per Share
Net income as reported	$ 55,458	$ (46,330)	$ (45,129)	$ 13,939	$ (22,062)	$ (0.71)
Adjustments:						
Inventory stepup amortization (COS)	195	4,234	15,548	-	19,977	0.64
IP related litigation	1,626	-	-	-	1,626	0.05
Amortization of intangibles	9,637	16,926	1,477	-	28,040	0.90
Impairment of intangible assets and goodwill	-	18,117	-	-	18,117	0.58
Consolidation and optimization (OOE)	6,567	3,949	-	-	10,516	0.34
Acquisition and integration (OOE)	61	7,884	-	-	7,945	0.26
Asset dispositions, severance and other (OOE)	3,463	310	-	(62)	3,711	0.12
Loss on debt extinguishment	-	34,724	-	-	34,724	1.12
Loss (gain) on cost and equity method investments, net	(2,841)	-	-	-	(2,841)	(0.09)
Adjusted net income and dilutive EPS	$ 74,166	$ 39,814	$ (28,104)	$ 13,877	$ 99,753	$ 3.22
Adjusted diluted weighted average shares (1)	25,975		5,040		31,015	

(1) During periods of Net Income (as adjusted for the above reconciling items), weighted average shares includes dilutive impact for purposes of Pro Forma EPS calculation.

(2) The per share data in this table has been rounded to the nearest $0.01 and therefore may not sum to the total.

INTEGER

Combined EPS, As Adjusted

Q1 2015

	Greatbatch, Inc.	Lake Region Medical	Pro Forma Adjustment	Nuvectra	Combined Net Income	Per Share
Net income as reported	$ 8,008	$ 3,039	$ (10,081)	$ 3,583	$ 4,549	$ 0.15
Adjustments:						
IP related litigation	455	-	-	-	455	0.01
Amortization of intangibles	2,366	3,844	2,001	-	8,211	0.26
Consolidation and optimization (OOE)	5,538	1,668	-	(276)	6,930	0.22
Acquisition and integration (OOE)	46	1,194	-	-	1,240	0.04
Asset dispositions, severance and other (OOE)	434	114	-	-	548	0.02
R&D tax credit	400	30	-	-	430	0.01
Loss (gain) on cost and equity method investments, net	(324)	-	-	-	(324)	(0.01)
Adjusted net income and dilutive EPS	$ 16,923	$ 9,889	$ (8,080)	$ 3,307	$ 22,039	$ 0.71
Adjusted diluted weighted average shares [1]	26,219		5,040		31,259	

[1] *During periods of Net Income (as adjusted for the above reconciling items), weighted average shares includes dilutive impact for purposes of Pro Forma EPS calculation.*

[2] *The per share data in this table has been rounded to the nearest $0.01 and therefore may not sum to the total.*

INTEGER

Combined EPS, As Adjusted

Q2 2015

	Greatbatch, Inc	Lake Region Medical	Pro Forma Adjustment	Nuvectra	Combined Net Income	Per Share
Net income as reported	$ 9,283	$ 5,426	$ (10,000)	$ 4,016	$ 8,725	$ 0.28
Adjustments:						
IP related litigation	948	-	-	-	948	0.03
Amortization of intangibles	2,359	3,641	2,204	-	8,204	0.26
Consolidation and optimization (OOE)	5,361	2,526	-	(22)	7,865	0.25
Acquisition and integration (OOE)	70	1,152	-	-	1,222	0.04
Asset dispositions, severance and other (OOE)	698	22	-	-	720	0.02
R&D tax credit	400	30	-	-	430	0.01
Loss (gain) on cost and equity method investments, net	(27)	-	-	-	(27)	-
Adjusted net income and dilutive EPS	$ 19,092	$ 12,797	$ (7,796)	$ 3,994	$ 28,087	$ 0.90
Adjusted diluted weighted average shares (1)	26,313		5,040		31,353	

(1) *During periods of Net Income (as adjusted for the above reconciling items), weighted average shares includes dilutive impact for purposes of Pro Forma EPS calculation.*

(2) *The per share data in this table has been rounded to the nearest $0.01 and therefore may not sum to the total.*

Combined EPS, As Adjusted

Q3 2015

	Greatbatch, Inc.	Lake Region Medical	Pro Forma Adjustment	Nuvectra	Combined Net Income	Per Share
Net income as reported	$ 22	$ 754	$ (9,991)	$ 4,572	$ (4,643)	$ (0.15)
Adjustments:						
IP related litigation	733	-	-	-	733	0.02
Amortization of intangibles	2,271	3,688	2,156	-	8,115	0.26
Consolidation and optimization (OOE)	4,523	2,282	-	129	6,934	0.22
Acquisition and integration (OOE)	4,845	1,084	-	-	5,929	0.19
Asset dispositions, severance and other (OOE)	2,468	89	-	-	2,557	0.08
Lake Region Medical transaction costs (interest)	3,112	-	-	-	3,112	0.10
R&D tax credit	400	30	-	-	430	0.01
Loss (gain) on cost and equity method investments, net	(2,976)	-	-	-	(2,976)	(0.09)
Adjusted net income and dilutive EPS	$ 15,398	$ 7,927	$ (7,835)	$ 4,701	$ 20,191	$ 0.64
Adjusted diluted weighted average shares [(1)]	26,441		5,040		31,481	

[(1)] *During periods of Net Income (as adjusted for the above reconciling items), weighted average shares includes dilutive impact for purposes of Pro Forma EPS calculation.*

[(2)] *The per share data in this table has been rounded to the nearest $0.01 and therefore may not sum to the total.*